Investor Presentation
September 2008

Forward Looking Statements
This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the
 Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates or decreased prepayments on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company may continue to benefit from strong recovery efforts on previously securitized loans resulting in improved yields on this assets; (5) the Company could have adverse legal actions of a material nature; (6) the Company may face competitive loss of customers; (7) the Company may be unable to manage its expense levels; (8) the Company may have difficulty in retaining key employees;
 (9) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions;
 (10) changes in general economic conditions and increased competition could adversely affect the
 Company's operating results; (11) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results; and (12) the Company may experience difficulties growing loan and deposit balances. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the
 Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

■ Total Assets at June 30, 2008  $2.5 bil
■ Net Income in 2007   $51 mil
■ Branches      69
■ FTE      817
■ Market Cap     $700 mil
■ Institutional Ownership   59%
■ Avg Daily Volume    $4.8 mil

Key Markets
1st & 9% Market Share
in Huntington WV/Ashland KY MSA
$3.7 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
$1.9 Billion
1st & 27% Market Share
$1.7 Billion
2nd & 12% Market Share
in WV’s largest market; $4.7B

CHCO believes that it is well positioned
with respect to interest rate risk:
Immediate Basis Point
Change in Interest
Rates
Estimated Increase of
Decrease in Net Income
between 1-12 months
+200 Bp
-0.1%
+100 Bp
-0.3%
-100 Bp
+0.5%
Data: June 30, 2008
Interest Rate Risk:

CHCO experienced Asset Quality
Deterioration in 2nd Q 2007
NPA’s to Loans & OREO

Largest Non-performing Assets at 6/30/08
■ Loan #1  $9 mil  Homes at Greenbrier Resort
  4 spec homes and 3 lots; Borrower experiencing cash flow problems but current under terms of agreement. Collateral & Guarantee dependent.
■ Loan #2  $2.8 mil  Home at Greenbrier (OREO)
  Property under contract.
■ Loan #3  $1.9 mil  Raw Land Development (OREO)
■ Loan #4  $1.9 mil  Bankrupt Developer
  Collateral includes 4 finished homes & 1 unfinished home. 2 are under contract.
■ Loan #5  $0.8 mil  Commercial Real Estate in Ohio
  Owner-occupied bldg. Listed for sale. Appraisal @ $1.6MM.
■ Loan #6  $0.6 mil  Rental Res. Real Estate
 City took properties in lieu of foreclosure. Properties listed for sale.
■ Loan #7  $0.4 mil  Apartment Complex in Ohio
 Listed for sale. Appraised over $500,000.

Past-Due Loans (30+ days)
12/31/05
12/31/06
12/30/07
6/30/08
Residential
1.14%
0.76%
0.91%
0.90%
Home Equity
0.37%
0.34%
0.63%
0.35%
Consumer
2.32%
0.99%
0.86%
0.69%
CMRE
0.11%
0.03%
0.26%
0.15%
C&I
0.12%
1.47%
0.02%
0.22%
Past-due loans trends are stable and reflect better
economics in City’s core markets

Asset Quality Trends:
Provision expense preceded charge-offs

Investment Portfolio: A source of
earnings for CHCO given strong liquidity and
capital
Book Value
6/30/08
T/E Yield
6/30/08
WAM/WAL
Treasury
$0
$0
0%
Agency Debt
$0
$0
0%
Municipals
$ 43.1 MM
$43.1 MM
5.88%
10.1 yr
MBS
$228.6
$226.5
4.86%
 3.7 yr
Single Issuer Bank Trust Pfd
$ 85.0
$ 77.9
7.88%
35.26yr
Pool Bank Trust Pfd (10 issues)
$ 22.3
$ 18.4
6.77%
19.94%
Income Notes (4 issues)
$ 2.0
$ 2.3
11.48%
25.2 yr
Agency Pfds
$ 22.7
$ 21.1
10.80%
N/A
Corp. Equities
$ 5.5
$ 4.8
5.42%
N/A
Corp. Debt & BHC Pfds
$ 24.6
$ 24.3
8.42%
17.1 yr